UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 3, 2006 (July 31, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	1-32213	20-0947002
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY		10038
(Address of principal executive office)		(Zip Code)

(212) 651-7700

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

As of July 31, 2006, MortgageIT Holdings, Inc. (the ‘‘Company’’), MortgageIT, Inc. and MHL Funding Corp. (collectively, the ‘‘Sellers’’) entered into Amendment No. 13 (the ‘‘CSFB Amendment’’) to Master Repurchase Agreement (as amended, the ‘‘CSFB Repurchase Agreement’’) among the Sellers and Credit Suisse First Boston Mortgage Capital LLC (the ‘‘Buyer’’). The significant changes to the CSFB Repurchase Agreement resulting from the CSFB Amendment were (i) to extend the Termination Date to no later than December 31, 2006, (ii) to revise certain definitions, (iii) to no longer commit the Buyer to enter into Transactions with the Sellers and (iv) to remove the Periodic Fee related to the Buyer's prior commitment to enter into Transactions with the Sellers. Capitalized terms not defined in this paragraph have the meanings ascribed to them in the CSFB Repurchase Agreement. The foregoing description of the CSFB Amendment is qualified in its entirety by reference to the CSFB Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

As of July 31, 2006, the Company and MortgageIT, Inc. entered into Amendment Number Eight (the ‘‘Greenwich Amendment’’) to the Master Loan and Security Agreement (as amended, the ‘‘Greenwich Repurchase Agreement’’) among the Company, MortgageIT, Inc. and Greenwich Capital Financial Products, Inc. The significant change to the Greenwich Repurchase Agreement resulting from the Greenwich Amendment was to extend the Termination Date to no later than October 31, 2006. Capitalized terms not defined in this paragraph have the meanings ascribed to them in the Greenwich Repurchase Agreement. The foregoing description of the Greenwich Amendment is qualified in its entirety by reference to the Greenwich Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

* * * *

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 13 to Master Repurchase Agreement, dated as of July 31, 2006, among Credit Suisse First Boston Mortgage Capital LLC, MortgageIT, Inc., MHL Funding Corp. and MortgageIT Holdings, Inc.
10.2	Amendment Number Eight to the Master Loan and Security Agreement, dated as of July 31, 2006, among MortgageIT Holdings, Inc., MortgageIT, Inc. and Greenwich Capital Financial Products, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.
By:	/s/ Andy Occhino
Andy Occhino Secretary

Date: August 3, 2006

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated August 3, 2006 (July 31, 2006)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 13 to Master Repurchase Agreement, dated as of July 31, 2006, among Credit Suisse First Boston Mortgage Capital LLC, MortgageIT, Inc., MHL Funding Corp. and MortgageIT Holdings, Inc.
10.2	Amendment Number Eight to the Master Loan and Security Agreement, dated as of July 31, 2006, among MortgageIT Holdings, Inc., MortgageIT, Inc. and Greenwich Capital Financial Products, Inc.